UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Timothy Charles Wentworth as Chief Executive Officer and as a member of the Board of Directors

On October 10, 2023, the Board of Directors (the “Board”) of Walgreens Boots Alliance, Inc. (the “Company”) appointed Timothy Charles Wentworth as Chief Executive Officer (“CEO”) of the Company, effective as of October 23, 2023 (the “Effective Date”). Mr. Wentworth was also appointed as a member of the Board, effective as of the Effective Date.

Mr. Wentworth, 63, previously served as Chief Executive Officer of Evernorth Health Services, a division of The Cigna Group (“Cigna”), from September 2020 to December 2021 and as President, Health Services of Cigna from February 2020 to December 2021. From December 2018, following the merger of Express Scripts Holding Company (“Express Scripts”) with Cigna, until February 2020, Mr. Wentworth served as President, Express Scripts and Cigna Services. Prior to the aforementioned merger, he served as Chief Executive Officer of Express Scripts from May 2016 until December 2018 and in various leadership roles at Express Scripts from April 2012 until his appointment as Chief Executive Officer in May 2016.

Mr. Wentworth serves as a member of the board of trustees of the University of Rochester, a director of the Concordance Academy of Leadership in St. Louis, Missouri and an executive committee member of the board of directors of the Opera Theatre of St. Louis. He previously served as a member of the board of trustees of Teachers College, Columbia University.

In connection with his appointment as CEO, the Company entered into an employment agreement with Mr. Wentworth (the “Employment Agreement”) setting forth the terms of his employment and compensation. The Employment Agreement has no specified term and his employment with the Company will be on an at-will basis.

Pursuant to the Employment Agreement, Mr. Wentworth will be entitled to an initial annualized base salary of $1,500,000, subject to future adjustments as determined by the Company’s Compensation and Leadership Performance Committee of the Board (the “Compensation Committee”), and will be eligible for an annual bonus with a target payout of 200% of base salary under the Company’s corporate bonus program. Mr. Wentworth will also be eligible for long-term incentives pursuant to the WBA 2021 Omnibus Incentive Plan (the “Omnibus Plan”) on the terms and conditions determined by the Compensation Committee.

Subject to the approval of the Board or the Compensation Committee, within 60 days following the Effective Date, the Company will make an initial incentive equity grant to Mr. Wentworth with a grant date value equal to $12,000,000. This equity incentive award will be granted with terms and conditions consistent with the long-term incentive plan applicable to the Company’s executive officers, which is expected to be comprised of 50% performance stock units and 50% restricted stock units, each vesting over three years.

Mr. Wentworth will also be covered by the Company’s Executive Severance and Change in Control Plan (as amended and restated effective August 6, 2019), a copy of which is filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2022 filed with the Securities and Exchange Commission on October 13, 2022 and which is incorporated herein by reference. Mr. Wentworth will also be entitled to relocation benefits and personal use of the Company’s corporate aircraft up to a maximum of 75 hours per fiscal year. As a condition to his employment as CEO, Mr. Wentworth will enter into a non-competition, non-solicitation and confidentiality agreement with the Company.

The foregoing description of Mr. Wentworth’s Employment Agreement and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Mr. Wentworth has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Wentworth that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.	Regulation FD Disclosure.

On October 10, 2023, the Company issued a press release announcing the appointment of Mr. Wentworth as Chief Executive Officer and member of the Board effective on the Effective Date, a copy of which is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, expect as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Employment Agreement between Walgreens Boots Alliance, Inc. and Timothy Charles Wentworth dated October 9, 2023

99.1	Press Release issued by Walgreens Boots Alliance, Inc. on October 10, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: October 11, 2023	By:	/s/ Joseph B. Amsbary Jr.
	Title:	Senior Vice President and Corporate Secretary

4